UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

Date of Report (Date of earliest event reported): September 14, 2005
                                                 (September 14, 2005)


Commission file number: 0-22773



                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

            NEVADA                                             95-4627685
(State or other Jurisdiction of                           (I.R.S. Employer NO.)
Incorporation or Organization)


              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
           (Issuer's telephone/facsimile numbers, including area code)


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Item 12.  Results of Operation and Financial Condition.

On September 14, 2005, NetSol Technologies, Inc. issued two press releases the first announcing its results of operations and financial conditions for the fiscal year ended June 30, 2005 and the second providing guidance for the 2005 fiscal year. The press releases are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.


The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1     Earnings News Release dated September 14, 2005
99.2     Guidance News Release dated September 14, 2005

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    September 14, 2005              /s/ Naeem Ghauri
                                         ---------------------------
                                         NAEEM GHAURI
                                         Chief Executive Officer


Date:    September 14, 2005              /s/  Tina Gilger
                                         ---------------------------
                                         Tina Gilger
                                         Chief Financial Officer